Exhibit 99.1

PDL Community Bancorp Announces 2021 First Quarter Results

New York (April 30, 2021): PDL Community Bancorp (the “Company”) (NASDAQ: PDLB), the financial holding company for Ponce Bank (the “Bank”) and Mortgage World Bankers, Inc. (“Mortgage World”), reported net income of $2.5 million, or $0.15 per basic and diluted share, for the first quarter of 2021, compared to net income of $1.6 million, or $0.10 per basic and diluted share, for the prior quarter and a net loss of ($1.2 million), or ($0.07) per basic and diluted share, for the first quarter of 2020.

First Quarter Highlights

•	Net interest income of $12.9 million for the current quarter increased $1.2 million, or 10.4% from prior quarter and increased $3.0 million, or 29.9% from same quarter last year.
•	Income before income taxes of $3.2 million for the current quarter increased $1.1 million, or 50.8% from prior quarter and increased $4.6 million, or 323.9% from same quarter last year.
•	Cost of interest-bearing deposits was 0.77% for the current quarter, a decrease from 0.94% from the prior quarter and 1.48% from same quarter last year.
•	The net interest margin was 4.00% for the current quarter, an increase from 3.78% for the prior quarter and 3.87% from same quarter last year.
•	The net interest rate spread was 3.76% for the current quarter, an increase from 3.50% for the prior quarter and 3.51% from same quarter last year.
•	The efficiency ratio was 76.94% for the current quarter compared to 84.71% for the prior quarter and 102.62% from same quarter last year.
•	Non-performing loans of $12.3 million increased $2.6 million year-over-year and equates to 0.99% of total loans receivable as of March 31, 2021.
•	Net loans receivable were $1.23 billion at March 31, 2021, an increase of $71.8 million, or 6.2%, from December 31, 2020.
•	Deposits were $1.14 billion at March 31, 2021, an increase of $109.0 million, or 10.6%, from December 31, 2020.

President and Chief Executive Officer’s Comments

Carlos P. Naudon, the Company’s President and CEO, noted “This is a great start for the new year and reflects our executing well on all fronts. We significantly grew our deposit base while lowering our cost of funds; our loan portfolio continued to expand while improving our net interest margin. We continue investing in GPS, our Sales Force initiative, while lowering our operating expenses and increasing profitability. In addition, Mortgage World is contributing nicely to our product and income diversification. Importantly, these accomplishments could not have happened without the dedication and commitment of our expanding Ponce Family to each other, our values and our stakeholders. We are now poised to benefit from the rediscovery of the important role MDIs and CDFIs like us have in remediating the disparate effects of the pandemic, and the wealth and financial gaps present, in our communities.”

Executive Chairman’s Comments

Steven A. Tsavaris, the Company’s Executive Chairman, added “Our focus on building stakeholder value during 2021 is reflected in our Company’s nine-month payback of its $1.8 million acquisition of Mortgage World, the repurchase of 107,717 common shares during the first quarter of 2021, the renovation of four more branches and contributing to the stabilization of our communities with $132.5 million in PPP loans to over 1,700 small businesses.

Loan Payment Deferrals

Through March 31, 2021, 406 loans aggregating $376.1 million had received forbearance primarily consisting of the deferral of principal, interest, and escrow payments for a period of three months. Of those 406 loans, 337 loans aggregating $303.6 million are no longer in deferment and continue performing pursuant to their terms and 69 loans in the amount of $72.4 million remained in deferment and are in renewed forbearance. All of these loans had been performing in accordance with their contractual obligations prior to the granting of the initial forbearance. The Company actively monitors the business activities of borrowers in forbearance and seeks to determine their capacity to resume payments as contractually obligated upon the termination of the forbearance period. The initial and extended forbearances are short-term modifications made on a good faith basis in response to the COVID-19 pandemic and in furtherance of governmental policies.

Results of Operations Summary

Net income for the three months ended March 31, 2021 was $2.5 million, compared to $1.6 million of net income for the three months ended December 31, 2020 and a ($1.2 million) net loss for the three months ended March 31, 2020. The change from the three months ended March 31, 2020 is primarily due to a $3.3 million increase in non-interest income, a $3.0 million increase in net interest income, a decrease of $460,000 in provision for loan losses, offset by a $2.1 million increase in non-interest expense and a $941,000 increase in provision for income taxes.

Net interest income for the three months ended March 31, 2021 was $12.9 million, an increase of $1.2 million, or 10.4%, from the three months ended December 31, 2020 and an increase of $3.0 million, or 29.9%, from the three months ended March 31, 2020.

Net interest margin was 4.00% for the three months ended March 31, 2021, an increase of 22 basis points from 3.78% for the three months ended December 31, 2020 and an increase of 13 basis points from 3.87% for the three months ended March 31, 2020.

Net interest rate spread increased by 25 basis points to 3.76% for the three months ended March 31, 2021 from 3.51% for the three months ended March 31, 2020. The increase in the net interest rate spread was primarily due to a decrease in the average rates on interest-bearing liabilities of 62 basis points to 0.94% for the three months ended March 31, 2020 from 1.56% for the three months ended March 31, 2020 offset by a decrease on the average yield on interest-earning assets of 37 basis points to 4.70% for the three months ended March 31, 2021 from 5.07% for the three months ended March 31, 2020.

Non-interest income decreased $906,000 to $3.9 million for the three months ended March 31, 2021 from $4.8 million for the three months ended December 31, 2020 and increased $3.3 million from $622,000 for the three months ended March 31, 2020. The decrease in non-interest income for the three months ended March 31, 2021 compared to the three months ended December 31, 2020 was primarily due to a $1.2 million decrease on income from the sale of mortgage loans, a $232,000 decrease in brokerage commissions, and a decrease of $209,000 in other non-interest income, offset by a non-recurring $663,000 gain, net of expenses, on the sale of real property recognized in the first quarter of 2021 and an increase of $163,000 in late and prepayment charges. The increase in non-interest income for the three months ended March 31, 2021 compared to the three months ended March 31, 2020 was due to $1.5 million in income on sale of mortgage loans attributable to Mortgage World operations, a non-recurring $663,000 gain, net of expenses, on the sale of real property recognized in the first quarter of 2021 and an increase of $539,000 in loan origination fees.

Non-interest expense decreased $1.0 million, or 7.5%, to $12.9 million for the three months ended March 31, 2021, compared to $14.0 million for the three months ended December 31, 2020 and increased $2.1 million, or 19.3% from $10.8 million for the three months ended March 31, 2020. The decrease in non-interest expense for the three months ended March 31, 2021, compared to the three months ended December 31, 2020 was attributable to decreases of $1.2 million in compensation and benefits and $271,000 in professional fees, offset by an increase of $410,000 in direct loan expenses. The increase in non-interest expense for the three months ended March 31, 2021, compared to the three months ended March 31, 2020 primarily reflects Mortgage World operations and was attributable to increases of $797,000 in direct loan expenses, $656,000 in compensation and benefits, $617,000 in occupancy and equipment, $325,000 in other non-interest expense and $127,000 in data processing expenses, offset by decreases of $365,000 in professional fees and $196,000 in marketing and promotional expenses.

Balance Sheet Summary

Total assets increased $78.5 million, or 5.8%, to $1.43 billion at March 31, 2021 from $1.36 billion at December 31, 2020. The increase in total assets is attributable to increases in net loans receivable of $71.8 million, including $57.7 million in PPP loans, cash and cash equivalents of $18.0 million, available-for-sale securities of $13.4 million, premises and equipment, net, of $1.6 million and accrued interest receivable of $1.2 million. The increase in total assets was reduced by decreases in mortgage loans held for sale, at fair value, of $21.7 million, other assets of $5.4 million, FHLBNY stock of $369,000 and deferred taxes of $87,000.

Total liabilities increased $76.8 million, or 6.4%, to $1.27 billion at March 31, 2021 from $1.20 billion at December 31, 2020. The increase in total liabilities was mainly attributable to increases of $109.0 million in deposits and $2.2 million in advance payments by borrowers for taxes and insurance. The increase in total liabilities was offset by decreases of $18.3 million in warehouse lines of credit, $8.0 million in advances from FHLBNY, $7.3 million in other liabilities and $807,000 in mortgage loan fundings payable.

Total stockholders’ equity increased $1.7 million, or 1.0%, to $161.2 million at March 31, 2021 from $159.5 million at December 31, 2020. The $1.7 million increase in stockholders’ equity was mainly attributable to $2.5 million in net income, $352,000 related to restricted stock units and stock options, $134,000 related to the Company’s Employee Stock Ownership Plan, offset by $1.2 million in stock repurchases and $107,000 related to unrealized loss on available-for-sale securities.

As of March 31, 2021, the Company had repurchased a total of 1,631,570 shares under the repurchase programs at a weighted average price of $13.27 per share, of which 1,444,776 were reported as treasury stock. Of the 1,631,570 shares repurchased, a total of 186,960 shares have been used for grants given to directors, executive officers and non-executive officers under the Company’s 2018 Long-Term Incentive Plan pursuant to restricted stock units which vested on December 4, 2020 and 2019. Of these 186,960 shares, 166 shares were retained to satisfy a recipient’s taxes and other withholding obligations and these shares remain as part of treasury stock.

About PDL Community Bancorp

PDL Community Bancorp is the financial holding company for Ponce Bank and Mortgage World Bankers, Inc. Ponce Bank is a federally chartered savings association. Ponce Bank is designated a Minority Depository Institution, a Community Development Financial Institution, and a certified Small Business Administration lender. Ponce Bank’s business primarily consists of taking deposits from the general public and to a lesser extent from alternative funding sources and investing those deposits, together with funds generated from operations and borrowings, in mortgage loans, consisting of 1-4 family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties and construction and land, and, to a lesser extent, in business and consumer loans. Ponce Bank also invests in securities, which consist of U.S. Government and federal agency securities and securities issued by government-sponsored or government-owned enterprises as well as mortgage-backed securities, corporate bonds and obligations, and Federal Home Loan Bank stock. Mortgage World Bankers, Inc. is a mortgage lender operating in five states. As a Federal Housing Administration (“FHA”)-approved Title II lender, Mortgage World Bankers, Inc. originates and sells to investors single family mortgage loans guaranteed by the FHA, as well as conventional mortgages.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; the anticipated impact of the COVID-19 novel coronavirus pandemic and the Company’s attempts at mitigation; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, PDL Community Bancorp’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.

PDL Community Bancorp and Subsidiaries

Consolidated Statements of Financial Condition

(Dollars in thousands, except for share data)

	As of
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
ASSETS
Cash and due from banks:
Cash	$13,551	$26,936	$14,302	$15,875	$13,165
Interest-bearing deposits in banks	76,571	45,142	61,790	60,756	90,795
Total cash and cash equivalents	90,122	72,078	76,092	76,631	103,960
Available-for-sale securities, at fair value	30,929	17,498	14,512	13,800	19,140
Held-to-maturity securities, at amortized cost	1,732	1,743	—	—	—
Placement with banks	2,739	2,739	2,739	—	—
Mortgage loans held for sale, at fair value	13,725	35,406	13,100	1,030	1,030
Loans receivable, net	1,230,458	1,158,640	1,108,956	1,072,417	972,979
Accrued interest receivable	12,547	11,396	9,995	7,677	4,198
Premises and equipment, net	33,625	32,045	32,113	32,102	32,480
Federal Home Loan Bank of New York stock (FHLBNY), at cost	6,057	6,426	6,414	6,422	7,889
Deferred tax assets	4,569	4,656	3,586	4,328	4,140
Other assets	7,204	12,604	9,844	5,824	5,127
Total assets	$1,433,707	$1,355,231	$1,277,351	$1,220,231	$1,150,943
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits	$1,138,546	$1,029,579	$973,244	$936,219	$829,741
Accrued interest payable	66	60	58	48	86
Advance payments by borrowers for taxes and insurance	9,264	7,019	7,739	6,007	8,295
Advances from the Federal Home Loan Bank of New York and others	109,255	117,255	117,283	117,284	152,284
Warehouse lines of credit	11,664	29,961	9,065	—	—
Mortgage loan fundings payable	676	1,483	1,457	—	—
Other liabilities	3,032	10,330	10,131	5,674	4,794
Total liabilities	1,272,503	1,195,687	1,118,977	1,065,232	995,200
Commitments and contingencies
Stockholders' Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 50,000,000 shares authorized	185	185	185	185	185
Treasury stock, at cost	(19,285)	(18,114)	(18,281)	(17,172)	(16,490)
Additional paid-in-capital	85,470	85,105	85,817	85,481	85,132
Retained earnings	99,993	97,541	95,913	91,904	92,475
Accumulated other comprehensive income	28	135	168	150	110
Unearned compensation ─ ESOP	(5,187)	(5,308)	(5,428)	(5,549)	(5,669)
Total stockholders' equity	161,204	159,544	158,374	154,999	155,743
Total liabilities and stockholders' equity	$1,433,707	$1,355,231	$1,277,351	$1,220,231	$1,150,943

PDL Community Bancorp and Subsidiaries

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
	(Dollars in thousands, except share and per share data)
Interest and dividend income:
Interest on loans receivable	$14,925	$14,070	$13,375	$12,162	$12,782
Interest on deposits due from banks	2	10	5	3	66
Interest and dividend on securities and FHLBNY stock	250	233	223	228	182
Total interest and dividend income	15,177	14,313	13,603	12,393	13,030
Interest expense:
Interest on certificates of deposit	1,219	1,422	1,597	1,730	1,827
Interest on other deposits	382	448	500	534	692
Interest on borrowings	684	769	655	608	587
Total interest expense	2,285	2,639	2,752	2,872	3,106
Net interest income	12,892	11,674	10,851	9,521	9,924
Provision for loan losses	686	406	620	271	1,146
Net interest income after provision for loan losses	12,206	11,268	10,231	9,250	8,778
Non-interest income:
Service charges and fees	329	263	236	145	248
Brokerage commissions	223	455	447	22	50
Late and prepayment charges	244	81	145	13	119
Income on sale of mortgage loans	1,508	2,748	1,372	—	—
Loan origination	539	656	269	—	—
Gain on sale of real property	663	—	4,412	—	—
Other	387	596	371	394	205
Total non-interest income	3,893	4,799	7,252	574	622
Non-interest expense:
Compensation and benefits	5,664	6,846	5,554	4,645	5,008
Occupancy and equipment	2,634	2,686	2,584	2,277	2,017
Data processing expenses	594	578	596	496	467
Direct loan expenses	1,009	599	437	199	212
Insurance and surety bond premiums	146	166	138	128	121
Office supplies, telephone and postage	409	385	386	312	316
Professional fees	1,262	1,533	1,553	1,336	1,627
Marketing and promotional expenses	38	—	127	145	234
Directors fees	69	69	69	69	69
Regulatory dues	60	59	49	56	46
Other operating expenses	1,030	1,034	834	772	705
Total non-interest expense	12,915	13,955	12,327	10,435	10,822
Income (loss) before income taxes	3,184	2,112	5,156	(611)	(1,422)
Provision (benefit) for income taxes	732	484	1,147	(40)	(209)
Net income (loss)	$2,452	$1,628	$4,009	$(571)	$(1,213)
Earnings (loss) per share:
Basic	$0.15	$0.10	$0.24	$(0.03)	$(0.07)
Diluted	$0.15	$0.10	$0.24	$(0.03)	$(0.07)
Weighted average shares outstanding:
Basic	16,548,196	16,558,576	16,612,205	16,723,449	16,800,538
Diluted	16,548,196	16,558,576	16,612,205	16,723,449	16,800,538

PDL Community Bancorp and Subsidiaries

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

	Three Months Ended March 31,
	2021	2020	Variance $	Variance %
	(Dollars in thousands, except share and per share data)
Interest and dividend income:
Interest on loans receivable	$14,925	$12,782	$2,143	16.77%
Interest on deposits due from banks	2	66	(64)	(96.97%)
Interest and dividend on securities and FHLBNY stock	250	182	68	37.36%
Total interest and dividend income	15,177	13,030	2,147	16.48%
Interest expense:
Interest on certificates of deposit	1,219	1,827	(608)	(33.28%)
Interest on other deposits	382	692	(310)	(44.80%)
Interest on borrowings	684	587	97	16.52%
Total interest expense	2,285	3,106	(821)	(26.43%)
Net interest income	12,892	9,924	2,968	29.91%
Provision for loan losses	686	1,146	(460)	(40.14%)
Net interest income after provision for loan losses	12,206	8,778	3,428	39.05%
Non-interest income:
Service charges and fees	329	248	81	32.66%
Brokerage commissions	223	50	173	346.00%
Late and prepayment charges	244	119	125	105.04%
Income on sale of mortgage loans	1,508	—	1,508	—%
Loan origination	539	—	539	—%
Gain on sale of real property	663	—	663	—%
Other	387	205	182	88.78%
Total non-interest income	3,893	622	3,271	525.88%
Non-interest expense:
Compensation and benefits	5,664	5,008	656	13.10%
Occupancy and equipment	2,634	2,017	617	30.59%
Data processing expenses	594	467	127	27.19%
Direct loan expenses	1,009	212	797	375.94%
Insurance and surety bond premiums	146	121	25	20.66%
Office supplies, telephone and postage	409	316	93	29.43%
Professional fees	1,262	1,627	(365)	(22.43%)
Marketing and promotional expenses	38	234	(196)	(83.76%)
Directors fees	69	69	—	—%
Regulatory dues	60	46	14	30.43%
Other operating expenses	1,030	705	325	46.10%
Total non-interest expense	12,915	10,822	2,093	19.34%
Income (loss) before income taxes	3,184	(1,422)	4,606	323.91%
Provision (benefit) for income taxes	732	(209)	941	450.24%
Net income (loss)	$2,452	$(1,213)	$3,665	302.14%
Earnings (loss) per share:
Basic	$0.15	$(0.07)	N/A	N/A
Diluted	$0.15	$(0.07)	N/A	N/A
Weighted average shares outstanding:
Basic	16,548,196	16,800,538	N/A	N/A
Diluted	16,548,196	16,800,538	N/A	N/A

PDL Community Bancorp and Subsidiaries

Key Metrics

	At or for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
Performance Ratios:
Return on average assets (1)	0.72%	0.50%	1.28%	(0.20%)	(0.46%)
Return on average equity (1)	6.16%	4.03%	9.95%	(1.47%)	(3.07%)
Net interest rate spread (1) (2)	3.76%	3.50%	3.33%	3.13%	3.51%
Net interest margin (1) (3)	4.00%	3.78%	3.65%	3.45%	3.87%
Non-interest expense to average assets (1)	3.82%	4.29%	3.95%	3.57%	4.07%
Efficiency ratio (4)	76.94%	84.71%	68.09%	103.37%	102.62%
Average interest-earning assets to average interest- bearing liabilities	133.25%	132.04%	134.35%	130.72%	129.16%
Average equity to average assets	11.77%	12.44%	12.90%	13.30%	14.85%
Capital Ratios:
Total capital to risk weighted assets (bank only)	15.80%	15.95%	16.93%	17.52%	17.84%
Tier 1 capital to risk weighted assets (bank only)	14.54%	14.70%	15.68%	16.26%	16.59%
Common equity Tier 1 capital to risk-weighted assets (bank only)	14.54%	14.70%	15.68%	16.26%	16.59%
Tier 1 capital to average assets (bank only)	10.78%	11.19%	11.46%	11.63%	12.76%
Asset Quality Ratios:
Allowance for loan losses as a percentage of total loans	1.24%	1.27%	1.28%	1.27%	1.37%
Allowance for loan losses as a percentage of nonperforming loans	126.07%	127.28%	131.00%	118.89%	138.47%
Net (charge-offs) recoveries to average outstanding loans (1)	(0.02%)	0.03%	0.00%	0.01%	0.00%
Non-performing loans as a percentage of total gross loans	0.99%	1.00%	0.98%	1.08%	1.00%
Non-performing loans as a percentage of total assets	0.86%	0.86%	0.86%	0.95%	0.85%
Total non-performing assets as a percentage of total assets	0.86%	0.86%	0.86%	0.95%	0.85%
Total non-performing assets, accruing loans past due 90 days or more, and accruing troubled debt restructured loans as a percentage of total assets	1.32%	1.35%	1.36%	1.51%	1.49%
Other:
Number of offices (5)	20	20	20	14	14
Number of full-time equivalent employees (6)	236	227	230	179	184

(1)	Annualized where appropriate.
(2)	Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(3)	Net interest margin represents net interest income divided by average total interest-earning assets.
(4)	Efficiency ratio represents noninterest expense divided by the sum of net interest income and noninterest income.
(5)	Number of offices at March 31, 2021 included 6 offices due to acquisition of Mortgage World.
(6)	Number of full-time equivalent employees at March 31, 2021 included 46 full-time equivalent employees related to Mortgage World.

PDL Community Bancorp and Subsidiaries

Loan Portfolio

	As of
	March 31,		December 31,		September 30,		June 30,		March 31,
	2021		2020		2020		2020		2020
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
	(Dollars in thousands)
Mortgage loans:
1-4 family residential
Investor Owned	$317,895	25.51%	$319,596	27.27%	$320,438	28.55%	$317,055	29.25%	$308,206	31.31%
Owner-Occupied	99,985	8.02%	98,795	8.43%	93,340	8.31%	91,345	8.43%	93,887	9.54%
Multifamily residential	315,078	25.28%	307,411	26.23%	284,775	25.37%	274,641	25.34%	259,326	26.35%
Nonresidential properties	215,340	17.28%	218,929	18.68%	217,771	19.40%	209,068	19.29%	210,225	21.36%
Construction and land	119,339	9.57%	105,858	9.03%	99,721	8.88%	96,841	8.93%	100,202	10.18%
Total mortgage loans	1,067,637	85.66%	1,050,589	89.64%	1,016,045	90.52%	988,950	91.24%	971,846	98.74%
Non-mortgage loans:
Business loans (1)	142,135	11.40%	94,947	8.10%	96,700	8.61%	93,394	8.62%	11,183	1.13%
Consumer loans (2)	36,706	2.94%	26,517	2.26%	9,806	0.87%	1,578	0.14%	1,288	0.13%
Total non-mortgage loans	178,841	14.34%	121,464	10.36%	106,506	9.48%	94,972	8.76%	12,471	1.26%
Total loans, gross	1,246,478	100.00%	1,172,053	100.00%	1,122,551	100.00%	1,083,922	100.00%	984,317	100.00%

Net deferred loan origination costs	(512)		1,457		786		2,256		2,146
Allowance for losses on loans	(15,508)		(14,870)		(14,381)		(13,761)		(13,484)

Loans, net	$1,230,458		$1,158,640		$1,108,956		$1,072,417		$972,979

(1)	As of March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, business loans include $132.5 million, $85.3 million, $86.2 million and $83.6 million, respectively, of PPP loans.
(2)

As of March 31, 2021, December 31, 2020 and September 30, 2020, consumer loans include $35.9 million, $25.5 million and $8.7 million, respectively, of loans originated by the Bank pursuant to its arrangement with Grain Technologies, LLC.

PDL Community Bancorp and Subsidiaries

Deposits

	As of
	March 31,		December 31,		September 30,		June 30,		March 31,
	2021		2020		2020		2020		2020
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
	(Dollars in thousands)
Demand (1)	$242,255	21.28%	$189,855	18.44%	$186,328	19.15%	$192,429	20.55%	$110,801	13.35%
Interest-bearing deposits:
NOW/IOLA accounts	32,235	2.83%	39,296	3.82%	29,618	3.04%	26,477	2.83%	31,586	3.81%
Money market accounts	157,271	13.81%	136,258	13.23%	148,877	15.30%	125,631	13.42%	121,629	14.66%
Reciprocal deposits	137,402	12.07%	131,363	12.76%	108,367	11.13%	96,915	10.35%	62,384	7.52%
Savings accounts	130,211	11.44%	125,820	12.22%	120,883	12.42%	119,277	12.74%	112,318	13.53%
Total NOW, money market, reciprocal and savings accounts	457,119	40.15%	432,737	42.03%	407,745	41.89%	368,300	39.34%	327,917	39.52%
Certificates of deposit of $250K or more	77,418	6.80%	78,435	7.62%	80,403	8.26%	81,786	8.74%	81,486	9.82%
Brokered certificates of deposit	86,004	7.55%	52,678	5.12%	55,878	5.74%	55,878	5.97%	51,661	6.23%
Listing service deposits (2)	61,133	5.37%	39,476	3.83%	49,342	5.07%	54,370	5.81%	55,842	6.73%
All other certificates of deposit less than $250K	214,617	18.85%	236,398	22.96%	193,548	19.89%	183,456	19.59%	202,034	24.35%
Total certificates of deposit	439,172	38.57%	406,987	39.53%	379,171	38.96%	375,490	40.11%	391,023	47.13%
Total interest-bearing deposits	896,291	78.72%	839,724	81.56%	786,916	80.85%	743,790	79.45%	718,940	86.65%
Total deposits	$1,138,546	100.00%	$1,029,579	100.00%	$973,244	100.00%	$936,219	100.00%	$829,741	100.00%

(1)	As of March 31, 2021, December 31, September 30, 2020 and June 30, 2020, included in demand deposits are deposits related to net PPP funding.
(2)	As of March 31, 2021, there were $28.8 million in individual listing service deposits amounting to $250,000 or more.

PDL Community Bancorp and Subsidiaries

Nonperforming Assets

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
	(Dollars in thousands)
Non-accrual loans:
Mortgage loans:
1-4 family residential
Investor owned	$2,907	$2,808	$2,750	$2,767	$2,327
Owner occupied	1,585	1,053	1,075	1,327	1,069
Multifamily residential	946	946	210	—	—
Nonresidential properties	3,761	3,776	3,830	4,355	3,228
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total non-accrual loans (not including non-accruing troubled debt restructured loans)	$9,199	$8,583	$7,865	$8,449	$6,624

Non-accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$246	$249	$267	$272	$276
Owner occupied	2,195	2,197	2,191	2,198	2,185
Multifamily residential	—	—	—	—	—
Nonresidential properties	661	654	655	656	653
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total non-accruing troubled debt restructured loans	3,102	3,100	3,113	3,126	3,114
Total non-accrual loans	$12,301	$11,683	$10,978	$11,575	$9,738
Total non-performing assets	$12,301	$11,683	$10,978	$11,575	$9,738

Accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$3,362	$3,378	$3,396	$3,730	$3,730
Owner occupied	2,466	2,505	2,177	2,348	2,359
Multifamily residential	—	—	—	—	—
Nonresidential properties	750	754	759	762	1,300
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total accruing troubled debt restructured loans	$6,578	$6,637	$6,332	$6,840	$7,389
Total non-performing assets and accruing troubled debt restructured loans	$18,879	$18,320	$17,310	$18,415	$17,127
Total non-performing loans to total gross loans	0.99%	1.00%	0.98%	1.08%	1.00%
Total non-performing assets to total assets	0.86%	0.86%	0.86%	0.95%	0.85%
Total non-performing assets and accruing troubled debt restructured loans to total assets	1.32%	1.35%	1.36%	1.51%	1.49%

PDL Community Bancorp and Subsidiaries

Average Balance Sheets

	For the Three Months Ended March 31,
	2021			2020
	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate (1)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$1,239,127	$14,925	4.88%	$975,499	$12,782	5.27%
Securities (3)	22,516	176	3.17%	18,218	83	1.83%
Other (4)	46,581	76	0.66%	38,220	165	1.73%
Total interest-earning assets	1,308,224	15,177	4.70%	1,031,937	13,030	5.07%
Non-interest-earning assets	63,951			37,467
Total assets	$1,372,175			$1,069,404
Interest-bearing liabilities:
NOW/IOLA	$33,085	$38	0.47%	$29,026	$38	0.53%
Money market	277,104	304	0.44%	160,471	618	1.54%
Savings	126,961	39	0.12%	113,710	35	0.12%
Certificates of deposit	405,980	1,219	1.22%	379,154	1,827	1.93%
Total deposits	843,130	1,600	0.77%	682,361	2,518	1.48%
Advance payments by borrowers	8,899	1	0.05%	7,980	1	0.05%
Borrowings	129,755	684	2.14%	108,640	587	2.17%
Total interest-bearing liabilities	981,784	2,285	0.94%	798,981	3,106	1.56%
Non-interest-bearing liabilities:
Non-interest-bearing demand	215,116	—		108,646	—
Other non-interest-bearing liabilities	13,754	—		2,968	—
Total non-interest-bearing liabilities	228,870	—		111,614	—
Total liabilities	1,210,654	2,285		910,595	3,106
Total equity	161,521			158,809
Total liabilities and total equity	$1,372,175		0.94%	$1,069,404		1.56%
Net interest income		$12,892			$9,924
Net interest rate spread (5)			3.76%			3.51%
Net interest-earning assets (6)	$326,440			$232,956
Net interest margin (7)			4.00%			3.87%
Average interest-earning assets to interest-bearing liabilities			133.25%			129.16%

(1)	Annualized where appropriate.
(2)	Loans include loans and loans held for sale.
(3)	Securities include available-for-sale securities and held-to-maturity securities.
(4)	Includes FHLBNY demand account and FHLBNY stock dividends.
(5)	Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(6)	Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(7)	Net interest margin represents net interest income divided by average total interest-earning assets.

PDL Community Bancorp and Subsidiaries

Other Data

	As of
	March 31,	December 31,	September 30,	June 30,	March 31,
	2021	2020	2020	2020	2020
	(Dollars in thousands, except share and per share data)
Other Data
Common shares issued	18,463,028	18,463,028	18,463,028	18,463,028	18,463,028
Less treasury shares	1,444,776	1,337,059	1,346,679	1,228,737	1,163,288
Common shares outstanding at end of period	17,018,252	17,125,969	17,116,349	17,234,291	17,299,740

Book value per share	$9.47	$9.32	$9.25	$8.99	$9.00
Tangible book value per share	$9.47	$9.32	$9.25	$8.99	$9.00